                                                                    EXHIBIT 99.1

                       HAIGHTS CROSS COMMUNICATIONS, INC.

                             LETTER OF TRANSMITTAL

                         FOR TENDER OF ALL OUTSTANDING
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2011
                      (CUSIP NOS: U40550AB8 AND 40521HAC2)

                                IN EXCHANGE FOR
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2011
                             (CUSIP NO:           )

               PURSUANT TO THE PROSPECTUS DATED           , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M., NEW YORK
CITY TIME, ON          2004, UNLESS THE EXCHANGE OFFER IS EXTENDED.

          TO: WELLS FARGO BANK MINNESOTA, N.A. (THE "EXCHANGE AGENT")


 By Mail or overnight Courier:           By Hand Delivery:          By Facsimile Transmission:
Wells Fargo Bank Minnesota, N.A.  Wells Fargo Bank Minnesota, N.A.        (860) 704-6219
  213 Court Street, Suite 703       213 Court Street, Suite 703
      Middletown, CT 06457              Middletown, CT 06457
  Attention: Joseph O'Donnell       Attention: Joseph O'Donnell
                               For Information or Confirmation
                                        by Telephone:
                                        (860) 704-6217

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This letter of transmittal is being furnished by Haights Cross Communications, Inc. (the "Company") in connection with its offer to exchange its 12 1/2% Senior Discount Notes due 2011 (the "Old Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), under that certain Indenture dated as of February 2, 2004, by and between the Company and Wells Fargo Bank Minnesota, N.A., as trustee, for like amounts of its newly issued 12 1/2% Senior Discount Notes due 2011 that have been registered under the Securities Act (the "Exchange Notes").

     The undersigned acknowledges that he or she has received the Prospectus,
dated        2004 (the "Prospectus") of the Company and this Letter of
Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount at maturity of its Old Notes, of which $135,000,000 in aggregate principal amount at maturity is outstanding, for each $1,000 principal amount at maturity of outstanding Exchange Notes upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall
mean 12:00 a.m., New York City time, on        , 2004, unless the Company, in
its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange

Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

     This Letter of Transmittal is to be used either if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering Old Notes" in the Prospectus, by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes, unless an Agent's Message (as defined in Instruction 2) is transmitted in lieu hereof, or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes," unless an Agent's Message is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Old Notes.

     All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent's Message is transmitted in lieu hereof; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. (See Instruction 2).

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. (SEE INSTRUCTION 12 HEREIN).

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE BOX 1, BOX 2 AND BOX 4 AND SIGN THIS LETTER OF TRANSMITTAL IN BOX 4 AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

                           BOX 1 TENDER OF OLD NOTES

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S
           MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution
--------------------------------------------------------------------------------

   Account Number
--------------------------------------------------------------------------------

   Transaction Code Number
--------------------------------------------------------------------------------

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." (See Instruction 2).

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

  Name(s) of Tendering Holder(s)
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

  Name of Eligible Institution which Guaranteed Delivery
--------------------------------------------------------------------------------

                    BOX 2 DESCRIPTION OF OLD NOTES TENDERED

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts at Maturity should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount at maturity of Old Notes. All other tenders must be in integral multiples of $1,000 in principal amount at maturity.

-----------------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF 12 1/2% SENIOR DISCOUNT NOTES DUE 2011
-----------------------------------------------------------------------------------------------------------------------------
                                                                     HAIGHTS CROSS COMMUNICATIONS, INC.
                                                                         CERTIFICATE(S) SURRENDERED
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE                  AGGREGATE
                                                                                PRINCIPAL                  PRINCIPAL
                                                                                  AMOUNT                     AMOUNT
                                                                               AT MATURITY                AT MATURITY
                                                      CERTIFICATE             REPRESENTED BY           TENDERED (IF LESS
                                                        NO(S).                 CERTIFICATE*               THAN ALL)**
                                                -----------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Need not be completed by holders who wish to tender with respect to all Old Notes listed. A holder will be deemed to have tendered all of such holders' Old Notes if no lesser amount is indicated. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and integral multiples thereof.
-----------------------------------------------------------------------------------------------------------------------------

              BOX 3 SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

                PLEASE READ CAREFULLY INSTRUCTIONS 4, 5, 6 AND 7

                       SPECIAL REGISTRATION INSTRUCTIONS

To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated on the following page.

Issue Old Notes and/or Exchange Notes certificate(s) to:

Name ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:
--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver Old Notes and/or Exchange Notes certificate(s) to:

Name ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned is a holder of 12 1/2% Senior Discount Notes due 2011 (the "Old Notes") issued by Haights Cross Communications, Inc. (the "Company") under that certain Indenture dated as of February 2, 2004, by and between the Company and Wells Fargo Bank Minnesota, N.A., as trustee (the "Exchange Agent").

     The undersigned acknowledges that he or she has received the Prospectus,
dated           , 2004 (the "Prospectus") of the Company and this Letter of
Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount at maturity of its Old Notes, of which $135,000,000 in aggregate principal amount at maturity is outstanding, for each $1,000 principal amount at maturity of its newly issued 12 1/2% Senior Discount Notes due 2011 that have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"). The term "Expiration Date" shall mean 12:00 a.m., New York
City time, on           , 2004, unless the Company, in its sole discretion,
extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

     Subject to the terms and conditions set forth in the Prospectus and in accordance with this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated in the tables in Box 2 above labeled "Description of 12 1/2% Senior Discount Notes due 2011" under the column heading "Aggregate Principal Amount at Maturity Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes described in those tables). The undersigned acknowledges and agrees that Old Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

     Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the indenture governing the Exchange Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its reasonable discretion, that conditions precedent, as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," have not been satisfied.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

     The undersigned hereby further represents and warrants that: (i) the undersigned is acquiring the Exchange Notes in the ordinary course of its business; (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; (iv) neither the undersigned nor any other such person is an affiliate of the Company; and (v) the undersigned is not a broker-dealer tendering Old Notes acquired directly from the Company.

     The undersigned also acknowledges that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) may not participate in the Exchange Offer, (b) cannot rely on the applicable interpretations of the staff of the SEC and (c) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Old Notes.

     The undersigned understands and acknowledges that the Company will not be required to accept for exchange any Exchange Notes for any Old Notes tendered and the Company may terminate, extend or amend the Exchange Offer and may, subject to Rule 14e-1 under the Securities Exchange Act of 1934, as amended, which requires that the Company offer to pay the consideration offered or return the securities deposited by or on behalf of the holders thereof promptly after the termination or withdrawal of a tender offer, postpone the acceptance for exchange of Old Notes so tendered if, on or prior to the Expiration Date, the Company has reasonably determined that the Exchange Offer would violate any applicable law or interpretation of the staff of the SEC.

     The undersigned understands and acknowledges that the above condition to the Exchange Offer is for the benefit of the Company and may be asserted by the Company in its reasonable discretion or may be waived, in whole or in part, by the Company in its reasonable discretion. The Company has not made a decision as to what circumstances would lead the Company to waive the condition, and any waiver would depend on circumstances prevailing at the time of that waiver. Any determination by the Company concerning the events described in this paragraph and the preceding paragraph shall be final and binding upon all persons.

     The undersigned understands and acknowledges that the Company reserves the right in its reasonable discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the Company may accept the undersigned's tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), at the

Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     Unless otherwise indicated in Box 3 "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account of the undersigned at DTC). Similarly, unless otherwise indicated in Box 3 "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message in lieu hereof or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." (See Instruction 2).

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name: --------------------------------------------------------------------------
Address: -----------------------------------------------------------------------

     If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                     BOX 4

                        PLEASE SIGN HERE WHETHER OR NOT
                         OLD NOTES ARE BEING PHYSICALLY
               TENDERED HEREBY AND WHETHER OR NOT TENDER IS TO BE
              MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act (See Instruction 4).

                     X  ----------                                               ----------
                                                                                    DATE
                     X  ----------                                               ----------
      SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY                             DATE

                  Name(s): ----------                                       Address: ----------

--------------------------------------------------------  --------------------------------------------------------
                     (PLEASE PRINT)                                         (INCLUDING ZIP CODE)
                  Capacity: ----------                           Area Code and Telephone Number: ----------
            Social Security No.: ----------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed Box 3 "Special Registration Instructions" or "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution (See Instruction 6). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Old Notes. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is effected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 12:00 a.m., New York City time, on the Expiration Date.

     The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Old Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

     The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer within two business days after receipt of this Letter of Transmittal, and any financial institution that is a participant in DTC may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer -- Procedures for Tendering Old Notes." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount at maturity of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." Any holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 12:00 a.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu hereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

     4. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owners name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

     5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount at maturity. If less than the entire principal amount of any Old Note is tendered, the tendering holder should fill in the principal amount at maturity tendered in the table in Box 2 above labeled "Description of 12 1/2% Senior Discount Notes due 2011" under the column heading "Aggregate Principal Amount At Maturity Tendered." The entire principal amount at maturity of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all Old Notes is not tendered, then Old Notes for the principal amount at maturity of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in Box 3 "Special Delivery Instructions" above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 12:00 a.m., New York City time, on the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 12:00 a.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn

(including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes" at any time prior to the Expiration Date.

     6.  Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders (which term, for the purposes described herein, shall include a person whose name appears on a DTC security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount at maturity of Old Notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts at maturity not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, (a) that the TIN provided is correct (or the holder is waiting for a number to be issued to him or her); (b) that either (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (iii) provide an adequate basis for exemption, and (c) the holder is a U.S. person (including a U.S. resident alien). If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the indenture governing the Exchange Notes) shall retain a portion of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, an appropriate IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 -- (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold a portion of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts at maturity not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. See the Prospectus under "The Exchange Offer -- Transfer Taxes."

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

     Certain holders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. An appropriate Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold a portion of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the holder is required to provide the Exchange Agent with (i) the holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (B) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (C) provide an adequate basis for exemption; and (ii) certify that the holder is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 8)

                                                      DEPARTMENT OF THE TREASURY
                                                        INTERNAL REVENUE SERVICE

---------------------------------------------------------------------------------------
                            TAXPAYER IDENTIFICATION NUMBER
                                  SUBSTITUTE FORM W-9
                           (TO BE COMPLETED BY ALL HOLDERS)
---------------------------------------------------------------------------------------
Name:
---------------------------------------------------------------------------------------
(If joint names, list both and circle the name of the person or entity whose number you enter in Part 1 below)
Business Name:
---------------------------------------------------------------------------------------
(Business name, trade name, or "doing business as" name)
 Check Appropriate Box:    [ ] Individual/Sole Proprietor     [ ] Corporation     [ ]
                                      Partnership
[ ] Other
---------------------------------------------------------------------------------------
                                      (DESCRIBE)
Address:
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

PART 1 -- Please provide    PART 2 -- If you are exempt from backup withholding, check
your Taxpayer               here.
Identification Number       [ ]  Exempt from backup withholding
("TIN") in the space
provided below and certify
by signing and dating
below.
--------------------------
(Social Security or
Employer Identification
Number)
---------------------------------------------------------------------------------------
PART 3 -- Certification -- Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
---------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

Signature:                  Date:
--------------------------  -------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP
      WITHHOLDING OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW SUBSTITUTE FORM W-9
      (INSTRUCTION 8) FOR ADDITIONAL DETAILS.
---------------------------------------------------------------------------------------

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, a portion of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature: ________________________________________________
Date  ____________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINE FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guideline for Determining the Proper Identification Number for the Payee (You) to give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-000-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

---------------------------------------------------------------
                                        GIVE THE NAME AND
                                         SOCIAL SECURITY
    FOR THIS TYPE OF ACCOUNT:               NUMBER OF:
---------------------------------------------------------------
 1.  Individual                    The individual
 2.  Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, the first individual
                                   on the account(1)
 3.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable        The Grantor-trustee(1)
     savings trust (grantor is
        also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under the law
 5.  Sole proprietorship or        The owner(3)
     single-owner LLC

---------------------------------------------------------------

---------------------------------------------------------------
                                        GIVE THE NAME AND
                                             EMPLOYER
                                          IDENTIFICATION
    FOR THIS TYPE OF ACCOUNT:               NUMBER OF:
---------------------------------------------------------------
 6.  Sole proprietorship or        The owner(3)
     single-owner LLC
 7.  A valid trust, estate, or     The legal entity(4)
     pension trust
 8.  Corporate or LLC electing     The corporation
     corporate status on form
     8837
 9.  Association, club,            The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
10.  Partnership or multi-member   The partnership
     LLC
11.  A broker or registered        The broker or nominee
     nominee
12.  Account with the Department   The public entity
     of Agriculture in the name
     of a public government,
     school, district, or prison)
     that receives agricultural
     program payments
---------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding include:

   1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

   2. The United States or any of its agencies or instrumentalities.

   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

   4. A foreign government or any of its political subdivisions, agencies or instrumentality.

   5. An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

   6. A corporation.

   7. A foreign central bank of issue.

   8. A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.

   9. A futures commission merchant registered with the Commodity Futures Trading Commission.

  10. A real estate investment trust.

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

  12. A common trust fund operated by a bank under Section 584(a).

  13. A financial institution.

  14. A middleman known in the investment community as a nominee or custodian.

  15. A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include.

  16. Payments to nonresident aliens subject to withholding under Section 1441.

  17. Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  18. Payments of patronage dividends not paid in money.

  19. Payments made by certain foreign organizations.

  20. Section 404(k) distributions made by an ESOP.

Payments of interest generally subject to backup withholding include the following:

  21. Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  22. Payments described in Section 6049(b)(5) to nonresident aliens.

  23. Payments on tax-free covenant bonds under section 1451.

  24. Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6045, 6049, 6050A and 6050N and the regulations thereunder.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. FOREIGN PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE AN APPROPRIATE FORM W-8 AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.